EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Liberty Coal Energy Corp. (the "Company") on Form 10-K for the fiscal year ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Edwin G. Morrow, Chief Executive Officer of the Company, and Robert T. Malasek, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2013
                                       /s/ Edwin G. Morrow
                                       -----------------------------------------
                                       Edwin G. Morrow
                                       Chief Executive Officer, President and
                                       Director (Principal Executive Officer)


                                       /s/ Robert T. Malasek
                                       -----------------------------------------
                                       Robert T. Malasek
                                       Chief Financial Officer, Secretary and
                                       Director (Principal Financial Officer and
                                       Principal Accounting Officer)